UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21454

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Diversified Mid-Cap Growth Fund	December 31, 2016

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Mid-cap growth stocks produced solid gains in 2016. Equities were resilient in the first half of the year, recovering from a sell-off through mid-February and a short-lived midyear drop after the UK voted to leave the European Union. In the second half of the year, stocks climbed despite uncertainty related to the November U.S. elections and the timing of a possible Federal Reserve interest rate increase. The market rallied—led by small-cap and value stocks—after the election victory of Donald Trump as the next U.S. president. The rally continued into December, even as the Fed decided to raise short-term rates on December 14. The volatility and uncertainty experienced in 2016 demonstrate the folly of market timing and why we are a fully invested strategy.

PERFORMANCE COMPARISON

Your fund returned 5.66% in the last six months of 2016 and 7.50% for the full year. As shown in the Performance Comparison table, the fund outperformed its Lipper peer group index and the Russell Midcap Growth Index in both periods. Stock selection, especially in the consumer discretionary and industrials and business services sectors, contributed to our results versus the Russell index in both periods. Our overall sector allocations helped, too.

Mid-cap growth stocks were less robust than some other investment styles in 2016, especially because small-cap and value stocks strongly outperformed in the last two months of the year. Frankly, the year-end rally was dominated by stocks of lower-quality companies—such as those with significant levels of debt—so that was a short-term relative performance headwind for us. As our longer-term investors know, we favor quality companies with favorable attributes, such as a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; and a sustainable competitive advantage. We particularly like steady, reliable growth companies that have low earnings variability and can be held for long periods.

While some concentrated “big alpha” managers may seek a significant margin of outperformance over time, this is a risky proposition, as recovering from substantial losses—if it ever occurs—could take a long time. As responsible stewards of your capital, we believe it is more prudent to seek a slow but steady pace of capital growth over time, and we employ various risk controls in an effort to limit the potential for significant underperformance. These risk controls include broadly diversifying the entire portfolio, remaining fully invested rather than attempting to time the markets, avoiding significant sector overweights or underweights, and being conscious of valuations.

We are pleased to report that your fund has outperformed its Russell and Lipper benchmarks for the 1-, 3-, 5-, and 10-year periods ended December 31, 2016, as shown in the table on page 3. We believe this testifies to the validity of our investment approach and demonstrates that we are delivering what investors expect from us. In fact, Lipper ranked the Diversified Mid-Cap Growth Fund in the top quintile of the mid-cap growth funds universe for the 3-, 5-, and 10-year periods ended December 31, 2016. Based on cumulative total return, Lipper ranked the fund 103 of 389, 53 of 361, 59 of 317, and 46 of 230 mid-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2016, respectively. (Results may vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Although the global economic environment was stagnant throughout 2016, U.S. economic growth has picked up recently after sluggish performance in the first half of the year. The labor market remains strong, wage growth has accelerated, and inflation pressures have been firming as commodity prices have rebounded from early 2016 lows. In December, the Federal Reserve raised short-term interest rates and projected three rate increases in 2017.

U.S. corporations remain financially strong, and the worst streak in earnings declines since the 2008 financial crisis—five consecutive quarters—ended with a low-single-digit rise in year-over-year profits in the third quarter. We expect the positive earnings growth trend to pick up in 2017.

As 2016 came to an end, we noted that the election of Donald Trump as the next president has boosted a sense of optimism in the business community, raising hopes that economic stagnation will soon end and that some tax and regulatory relief is on the way. In fact, many of the corporate management teams with which we have recently met have expressed greater willingness to increase capital expenditures. Of course, there is no guarantee that Trump’s policy proposals will pass through Congress exactly as he enunciated them on the campaign trail. But even if some of those proposals become law, we believe they are likely to have an inflationary effect on the U.S. economy. This means that interest rates are likely to continue rising and that fixed income investments will fare poorly in the years ahead—as they generally did in the last six months. We remain convinced that equities are much better long-term investments.

As measured by various Russell indexes, mid-cap shares outperformed large-caps in 2016. The Russell Midcap Index returned 13.80% versus 12.05% for the large-cap Russell 1000 Index. Small-caps trounced both segments, however: The Russell 2000 Index soared 21.31%. While value stocks already had a material year-to-date performance advantage over growth stocks through October, the outperformance of value across all market capitalizations accelerated significantly after the election.

In the Russell mid-cap growth universe, sector performance was mostly positive. Sectors perceived to be economically sensitive, such as energy, materials, and industrials and business services, were among the best performers. Financials also did well, lifted in part by expectations that rising interest rates will enable banks to make more profitable loans. Consumer staples and consumer discretionary stocks lagged with mild gains, while health care and real estate stocks declined.

Looking at longer-term performance, we note that U.S. mid-cap companies have had excellent absolute returns and marginally outpaced small- and large-caps. For the five years ended December 31, 2016, the Russell Midcap Index produced an average annual return of 14.72% versus 14.46% for the Russell 2000 and 14.69% for the Russell 1000. Growth stocks, however, have lagged value across all market capitalizations.

As for non-U.S. equities, they have significantly underperformed domestic shares over the last five years. The MSCI EAFE Index and the MSCI Emerging Markets Index produced annualized returns of 7.02% and 1.64%, respectively, in the five years ended December 31, 2016.

PORTFOLIO REVIEW

The Diversified Mid-Cap Growth Fund’s fundamental characteristics are very similar to those of the Russell Midcap Growth Index, as indicated by the Portfolio Characteristics table. The portfolio’s $10.9 billion median market capitalization was slightly lower than that of the Russell benchmark, while its 21.1 price/earnings (P/E) ratio and its projected earnings growth rate are a little higher than those of the index. These metrics reflect our commitment to mid-cap companies with excellent long-term growth prospects.

The fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder investments, is 19.5% versus 22.7% for the benchmark. We consider a high ROE to be desirable, but we do not necessarily seek companies with the highest ROEs. We look for businesses that can sustain high profitability. One attribute not shown in the table is that our holdings have lower debt than businesses in the Russell index, based on certain long-term debt-to-equity measures.

Our time horizon for investing is longer than that of other mid-cap growth investors. Our 12-month portfolio turnover rate in 2016 was 20.6%, which is substantially less than the 2016 average of 54.72% for mid-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for its averages at fiscal year-end, using the most recent fiscal year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average. The Morningstar data were quoted as of December 31, 2016.) This implies that our holding period for a typical stock is about five years, whereas our average competitor holds a given stock for a little less than two years. Our relatively low turnover reflects our long-term approach.

The Sector Diversification table on page 7 shows our allocations and those of the Russell Midcap Growth Index as of December 31, 2016. We have very low absolute exposure to energy, telecommunication services, and utilities companies because few of those businesses meet our growth criteria. Relative to the Russell index, our largest overweights are industrials and business services and financials. We have meaningful underweights in consumer discretionary, information technology, and consumer staples.

Stocks in the industrials and business services sector contributed the most to the fund’s full-year performance in absolute terms, and our stock selection helped our relative performance versus our Russell benchmark, as mentioned earlier. The sector was lifted in part by expectations that economic growth will pick up due to President Trump’s plans to boost infrastructure spending. We prefer to invest in high-quality companies whose earnings are relatively steady throughout varying economic conditions, rather than businesses that depend heavily on economic growth. One of our top performance contributors in 2016 was Harris, which we added to the portfolio at the beginning of the year. Harris is a leading provider of communications products such as tactical radios, defense electronics, space and intelligence systems, and mission-support services. The company has a better earnings growth outlook than many of its large-cap industry peers and is poised to benefit from the U.S. military’s efforts to modernize its radios. Also, Harris’ earnings should benefit from synergies and cost savings as it integrates an acquisition from early 2015. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our information technology stocks contributed significantly in absolute terms in the last six months and for the full year. However, our stock selection limited our potential gains, and our underweighting also worked against us slightly. We are well diversified in the tech sector but prefer companies that have strong business models in industries with high barriers to entry and lower risk of commoditization. This is usually a “winner-take-all” space, where an industry leader dominates its competitors. Hence, we try to avoid companies whose business models are impaired by competing products or services. Several of our semiconductor-related stocks were significant performance contributors during the year, including Microchip Technology, which is one of our oldest portfolio holdings, dating back to the fund’s year-end 2003 inception. This leading supplier of microcontrollers used in simple electronic devices acquired Atmel, a competitor, in the first half of the year, and the acquisition has already contributed substantially to Microchip’s earnings. Merger activity also lifted the value of Linear Technology, another since-inception fund holding, and ARM Holdings in the second half of the year. We eliminated these two chip stocks but took advantage of a postelection buying opportunity to add to some other tech positions. Not owning NVIDIA was a material detractor from performance. We respect this innovative company but thought its valuation was too expensive.

Financial stocks rallied sharply in the last six months—propelled by rising interest rates, prospects for more Fed rate increases in 2017, and expectations for less onerous regulations under the Trump administration—and our stock selection was favorable. Trust banks State Street and Northern Trust, which we highlighted in our midyear report as having strong fundamentals, were significant contributors. Online brokers also did very well, as did regional bank SVB Financial Group. Not participating in the rally, however, was WisdomTree Investments. The company manages and distributes exchange-traded funds but has been struggling with higher-than-expected expenses.

Consumer discretionary stocks in aggregate contributed to our results, but their performance varied widely. The sector includes an eclectic assortment of retailers, media companies, hotels, and restaurants. We look for companies with good business models, excellent cash flow, and other favorable attributes.

We especially like leaders in their niches. Two major disappointments were Hanesbrands, which declined amid slowing athletic apparel trends, and Chipotle Mexican Grill, which struggled as sales have been slow to recover from food safety issues in 2015. On the other hand, off-price retailer Burlington Stores and longtime holding Ross Stores were two of our top contributors to fund performance, driven by strong earnings. Harman International, a provider of audio and infotainment systems to the auto industry, was one of our top contributors in the second half of the year. The company’s earnings have been solid, and shares surged after Harman agreed in November to be acquired by Samsung.

Stocks in the consumer staples sector, often considered a safe haven, contributed slightly to fund performance for the year. Most of our consumer staples holdings are makers of food and beverage products with strong brands, and our holdings have less of a defensive bias. We have been underweighting the sector because many company valuations are extremely high, in part because risk-averse investors have favored this sector for some time, viewing its high yields as a fixed income alternative. However, consumer staples companies underperformed in recent months, as rising interest rates weighed on companies with attractive yields and as investors reacted to the election results by seeking out stocks of economically sensitive companies. We took advantage of the situation and added two quality food products companies to the portfolio: Conagra Brands and Tyson Foods. Conagra, which owns widely recognized brands such as Chef Boyardee and Healthy Choice, produces steady earnings and has a new CEO looking to enhance the company’s growth prospects. Tyson, a producer of chicken and beef, is in the early stages of transforming itself—having acquired Hillshire Brands a few years ago—into a consumer-focused company. If successful, we believe that the company will reduce its earnings volatility and have a higher stock valuation.

Our health care holdings in aggregate detracted from our 2016 results. Many of our biotechnology and pharmaceutical stocks declined, as heightened scrutiny over drug pricing practices and fears of tighter regulations have weighed on these areas periodically throughout the year. On the other hand, health care equipment and supply companies produced good returns. One of our top performers for the year was IDEXX Laboratories, the leading provider of diagnostic solutions for veterinarians. The company, which we have owned since 2008, recently reported another quarter of solid earnings growth and has strong recurring revenues.

OUTLOOK

The year 2016 was a solid year for mid-cap growth stocks, despite the prevailing global economic stagnation. The year ended with a growing sense of optimism that U.S. business conditions should improve under the incoming Trump administration. While lower tax rates and elimination of excessive regulations are likely, there’s no way to know which of Trump’s policy proposals will become law.

With stocks fairly valued, we expect lower-than-historical returns in the years ahead. However, the outlook for fixed income is challenged. Yields remain extraordinarily low, and interest rates and inflation are rising. Stocks remain the least bad option.

Our ongoing commitment to our investors is to conduct rigorous fundamental research to find quality mid-cap companies that are growing their earnings steadily but are not overvalued. By using various risk controls to help us mitigate downside risks, we believe we can continue producing solid absolute and relative performance for our investors over time.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Cochairman of the fund’s Investment Advisory Committee

Donald J. Easley
Cochairman of the fund’s Investment Advisory Committee

January 18, 2017

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all equity funds, this fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Diversification cannot assure a profit or protect against loss in a declining market.

GLOSSARY

Earnings growth rate—current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 23 emerging market countries that only includes securities that may be traded by foreign investors.

Price-to-earnings (P/E) ratio—12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE)—current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/16
Fiserv	1.0%
Ross Stores	1.0
Intuitive Surgical	0.9
O'Reilly Automotive	0.9
Dollar General	0.9
SBA Communications	0.9
Vulcan Materials	0.9
AutoZone	0.9
Amphenol	0.8
CBOE Holdings	0.8
Zoetis	0.8
Electronic Arts	0.8
Hanesbrands	0.8
Equinix	0.8
Verisk Analytics	0.7
Ball	0.7
Vantiv	0.7
Equifax	0.7
Red Hat	0.7
Crown Castle International	0.7
Harris	0.7
Intuit	0.6
ServiceNow	0.6
CarMax	0.6
Hologic	0.6
Total	19.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 98.8%		
CONSUMER DISCRETIONARY 20.9%		
Auto Components 0.6%		
Borg-Warner (1)	43,600	1,719
Delphi Automotive	26,500	1,785
		3,504
Automobiles 0.6%		
Ferrari	21,520	1,251
Harley-Davidson (1)	14,100	823
Tesla Motors (2)	6,100	1,303
		3,377
Diversified Consumer Services 0.6%		
Service Corporation International	99,500	2,826
Sotheby's (1)(2)	21,200	845
		3,671
Hotels, Restaurants & Leisure 3.6%		
Bloomin Brands (1)	42,600	768
Brinker (1)	24,400	1,209
Chipotle Mexican Grill (1)(2)	3,300	1,245
Choice Hotels International (1)	30,400	1,704
Dunkin Brands (1)	31,700	1,662
Extended Stay America, Equity Units	80,600	1,302
Hilton Worldwide Holdings	70,900	1,928
Marriott, Class A	35,069	2,900
MGM Resorts International (2)	93,100	2,684
Norwegian Cruise Line Holdings (1)(2)	30,900	1,314
Panera Bread, Class A (1)(2)	5,300	1,087
Papa John's International (1)	17,700	1,515
Royal Caribbean Cruises	18,800	1,542
Wynn Resorts (1)	10,700	926
		21,786

Household Durables 2.2%		
Harman International	8,300	923
Mohawk Industries (1)(2)	11,000	2,197
Newell Brands (1)	64,600	2,884
NVR (2)	1,100	1,836
Pulte Group	52,800	970
Tempur Sealy International (1)(2)	22,200	1,516
Toll Brothers (2)	36,000	1,116
Whirlpool	9,200	1,672
		13,114
Internet & Direct Marketing Retail 0.8%		
Ctrip.com International, ADR (2)	42,500	1,700
QVC Group (2)	37,600	751
TripAdvisor (2)	12,600	584
Vipshop Holdings, ADR (2)	64,300	708
Wayfair, Class A (1)(2)	23,210	814
		4,557
Leisure Products 0.4%		
Mattel (1)	59,800	1,648
Polaris Industries	12,200	1,005
		2,653
Media 0.7%		
Interpublic Group	82,900	1,941
Omnicom	30,100	2,562
		4,503
Multiline Retail 1.5%		
Dollar General	73,400	5,437
Dollar Tree (2)	44,200	3,411
		8,848

Specialty Retail 7.6%		
AutoZone (2)	6,700	5,291
Burlington Stores (1)(2)	43,800	3,712
CarMax (1)(2)	58,500	3,767
Dick's Sporting Goods	37,300	1,981
Five Below (1)(2)	26,000	1,039
L Brands	51,200	3,371
Michaels (2)	95,600	1,955
O'Reilly Automotive (2)	19,900	5,540
Restoration Hardware Holdings (1)(2)	15,400	473
Ross Stores	88,200	5,786
Signet Jewelers (1)	25,900	2,441
Tiffany (1)	30,100	2,331
TSC	46,600	3,533
Ulta Salon Cosmetics & Fragrance (2)	12,000	3,059
Williams-Sonoma (1)	33,500	1,621
		45,900
Textiles, Apparel & Luxury Goods 2.3%		
Carters (1)	21,600	1,866
Coach	68,500	2,399
Hanesbrands	219,436	4,733
Kate Spade (2)	78,400	1,464
lululemon athletica (2)	12,900	838
PVH	22,400	2,021
Wolverine World Wide	33,200	729
		14,050
Total Consumer Discretionary		125,963
CONSUMER STAPLES 5.7%		
Beverages 1.2%		
Brown-Forman, Class B	56,074	2,519
Constellation Brands, Class A	7,300	1,119

Dr Pepper Snapple (1)	30,900	2,802
Monster Beverage (1)(2)	11,400	505
		6,945
Food & Staples Retailing 0.4%		
PriceSmart	9,500	793
Sprouts Farmers Market (1)(2)	58,200	1,101
Whole Foods Market (1)	25,500	785
		2,679
Food Products 3.5%		
Blue Buffalo Pet Products (1)(2)	55,600	1,337
Conagra Brands	50,100	1,981
Flowers Foods (1)	79,500	1,588
Hain Celestial Group (2)	38,400	1,499
Hershey Foods	35,100	3,630
J.M. Smucker	11,500	1,473
McCormick	30,300	2,828
Mead Johnson Nutrition, Class A	44,000	3,113
Pinnacle Foods	30,100	1,609
Tyson Foods, Class A	33,900	2,091
		21,149
Household Products 0.6%		
Church & Dwight (1)	57,000	2,519
Clorox	6,900	828
		3,347
Total Consumer Staples		34,120
ENERGY 1.7%		
Energy Equipment & Services 0.2%		
Oceaneering International	47,800	1,348
		1,348

Oil, Gas & Consumable Fuels 1.5%		
Cabot Oil & Gas (1)	30,600	715
Centennial Resource Development, Acquisition Date: 12/28/16 Cost $399 (2)(3)	27,450	514
Cimarex Energy	8,100	1,101
Concho Resources (1)(2)	9,100	1,207
Diamondback Energy (2)	11,100	1,122
EQT	19,200	1,256
Pioneer Natural Resources	6,800	1,224
Range Resources (1)	19,400	666
Tesoro Petroleum	12,300	1,076
		8,881
Total Energy		10,229
FINANCIALS 8.5%		
Banks 2.0%		
BankUnited	40,302	1,519
Fifth Third Bancorp	49,600	1,338
First Republic Bank	33,200	3,059
Signature Bank (2)	8,000	1,201
SVB Financial Group (2)	18,800	3,227
Webster Financial (1)	37,545	2,038
		12,382
Capital Markets 5.1%		
CBOE Holdings (1)	66,900	4,943
E*TRADE Financial (2)	77,500	2,685
FactSet Research Systems (1)	6,450	1,054
Financial Engines (1)	19,200	706
IHS Markit (2)	78,043	2,764
Intercontinental Exchange	41,500	2,341
Invesco (1)	23,900	725
Lazard, Class A	67,500	2,774

Moody's	30,300	2,856
MSCI, Class A	22,000	1,733
Northern Trust	23,300	2,075
S&P Global	4,700	506
State Street	27,500	2,137
TD Ameritrade Holding	60,200	2,625
WisdomTree Investments (1)	48,900	545
		30,469
Insurance 1.4%		
Aon	21,200	2,365
FNF	83,500	2,836
Progressive	41,300	1,466
Willis Towers Watson	15,500	1,895
		8,562
Total Financials		51,413
HEALTH CARE 15.5%		
Biotechnology 3.6%		
ACADIA Pharmaceuticals (1)(2)	40,800	1,177
Agios Pharmaceuticals (1)(2)	12,300	513
Alexion Pharmaceuticals (2)	9,100	1,113
Alkermes (2)	25,900	1,440
Alnylam Pharmaceuticals (1)(2)	14,700	550
BioMarin Pharmaceutical (2)	37,100	3,073
Bluebird Bio (1)(2)	9,800	605
Incyte (1)(2)	36,400	3,650
Intercept Pharmaceuticals (1)(2)	3,800	413
Ironwood Pharmaceuticals (1)(2)	59,100	904
Neurocrine Biosciences (2)	31,822	1,231
Seattle Genetics (1)(2)	22,100	1,166
TESARO (1)(2)	21,881	2,943
Ultragenyx Pharmaceutical (1)(2)	6,100	429

United Therapeutics (2)	9,900	1,420
Vertex Pharmaceuticals (2)	17,500	1,289
		21,916
Health Care Equipment & Supplies 4.6%		
Align Technology (2)	17,600	1,692
C. R. Bard	13,000	2,921
Cooper Companies	20,900	3,656
Dentsply Sirona	52,057	3,005
Hologic (2)	93,800	3,763
IDEXX Laboratories (2)	30,000	3,518
Intuitive Surgical (2)	8,900	5,644
Teleflex (1)	13,600	2,192
West Pharmaceutical Services	13,000	1,103
		27,494
Health Care Providers & Services 3.1%		
Acadia Healthcare (1)(2)	59,113	1,957
AmerisourceBergen (1)	36,800	2,877
Centene (2)	36,700	2,074
DaVita (2)	22,498	1,444
Envision Healthcare (1)(2)	18,570	1,175
Henry Schein (1)(2)	17,400	2,640
Humana	7,000	1,428
MEDNAX (1)(2)	20,200	1,347
Universal Health Services	17,000	1,808
WellCare Health Plans (1)(2)	13,400	1,837
		18,587
Health Care Technology 0.9%		
athenahealth (1)(2)	6,700	705
Cerner (1)(2)	36,200	1,715
Medidata Solutions (1)(2)	17,300	859

Air Freight & Logistics 0.4%		
C.H. Robinson Worldwide (1)	15,200	1,113
Expeditors International of Washington	28,300	1,499
		2,612
Airlines 1.8%		
Alaska Air Group	25,500	2,263
Allegiant Travel (1)	6,000	998
Copa Holdings	13,600	1,235
Southwest Airlines	51,100	2,547
Spirit Airlines (2)	20,300	1,175
United Continental (2)	37,300	2,718
		10,936
Building Products 0.9%		
Allegion (1)	45,000	2,880
Fortune Brands Home & Security	43,500	2,325
		5,205
Commercial Services & Supplies 1.9%		
Copart (2)	33,900	1,878
KAR Auction Services	54,000	2,302
Ritchie Bros. Auctioneers (1)	33,100	1,125
Rollins (1)	74,900	2,530
Stericycle (2)	15,800	1,217
Waste Connections	31,450	2,472
		11,524
Construction & Engineering 0.2%		
Valmont Industries (1)	7,500	1,057
		1,057
Electrical Equipment 1.1%		
AMETEK	30,837	1,498
Generac Holdings (1)(2)	30,800	1,255

Hubbell, Class B	10,700	1,249
Sensata Technologies Holding (2)	64,800	2,524
		6,526
Industrial Conglomerates 0.4%		
Roper Technologies	14,200	2,600
		2,600
Machinery 3.6%		
Colfax (2)	27,700	995
Donaldson	32,900	1,384
Flowserve (1)	31,100	1,494
Fortive	27,700	1,486
Graco (1)	30,400	2,526
IDEX	18,175	1,637
Middleby (2)	12,700	1,636
Nordson	11,700	1,311
PACCAR	20,900	1,336
Snap-On (1)	12,600	2,158
Toro (1)	32,000	1,790
WABCO Holdings (2)	8,900	945
Wabtec (1)	21,600	1,793
Xylem (1)	22,000	1,090
		21,581
Marine 0.2%		
Kirby (1)(2)	15,200	1,011
		1,011
Professional Services 2.6%		
Equifax	34,127	4,035
ManpowerGroup	19,900	1,769
Nielsen Holdings	60,000	2,517
Robert Half International (1)	24,500	1,195
TransUnion (2)	59,529	1,841

Verisk Analytics, Class A (2)	52,000	4,221
		15,578
Road & Rail 1.5%		
Avis Budget Group (2)	29,200	1,071
Genesee & Wyoming, Class A (2)	19,600	1,360
J.B. Hunt Transport Services	20,900	2,029
Kansas City Southern	16,900	1,434
Landstar System	13,900	1,186
Old Dominion Freight Line (2)	23,400	2,007
		9,087
Trading Companies & Distributors 0.4%		
Fastenal (1)	23,300	1,095
W. W. Grainger (1)	4,900	1,138
		2,233
Total Industrials & Business Services		103,406
INFORMATION TECHNOLOGY 19.0%		
Communications Equipment 0.9%		
F5 Networks (2)	10,900	1,578
Motorola Solutions	15,500	1,285
Palo Alto Networks (1)(2)	18,100	2,263
		5,126
Electronic Equipment, Instruments & Components 1.7%		
Amphenol, Class A (1)	74,200	4,986
Cognex	21,600	1,374
IPG Photonics (2)	14,700	1,451
Keysight Technologies (2)	25,800	944
Trimble (2)	49,200	1,483
		10,238

Internet Software & Services 1.8%

Akamai Technologies (2)	24,300	1,620
CoStar Group (2)	10,500	1,979
Dropbox, Class A, Acquisition Date: 11/7/14, Cost $356 (2)(3)(4)	18,659	179
Dropbox, Class B, Acquisition Date: 5/1/12, Cost $46 (2)(3)(4)	5,090	49
Match, Class A (1)(2)	81,700	1,397
MercadoLibre (1)	7,900	1,234
VeriSign (1)(2)	44,700	3,400
Zillow (1)(2)	27,400	999
		10,857

IT Services 6.5%

Alliance Data Systems (1)	13,400	3,062
Black Knight Financial Services, Class A (1)(2)	62,200	2,351
Booz Allen Hamilton	48,600	1,753
CoreLogic (2)	56,000	2,063
CSRA	54,600	1,739
EPAM Systems (1)(2)	13,800	888
Fidelity National Information	46,800	3,540
Fiserv (2)	58,900	6,260
FleetCor Technologies (2)	9,400	1,330
Gartner (2)	29,300	2,961
Genpact (2)	36,100	879
Global Payments	31,700	2,200
Paychex	22,100	1,345
Sabre (1)	122,100	3,046
Vantiv, Class A (2)	68,000	4,054
WEX (2)	15,300	1,708
		39,179

Semiconductor & Semiconductor Equipment 1.9%

Integrated Device Technology (2)	37,700	888
KLA-Tencor	20,000	1,574
Microchip Technology (1)	38,100	2,444

Microsemi (2)	36,300	1,959
Skyworks Solutions	34,500	2,576
Xilinx	36,300	2,191
		11,632
Software 6.2%		
Activision Blizzard	12,900	466
Ansys (2)	10,700	990
Atlassian, Class A (2)	127,783	3,077
Autodesk (2)	19,800	1,465
Electronic Arts (2)	60,400	4,757
Ellie Mae (1)(2)	13,400	1,121
Fortinet (2)	33,400	1,006
Guidewire Software (2)	39,100	1,929
Intuit	34,000	3,897
Mobileye (1)(2)	29,700	1,132
Proofpoint (1)(2)	12,200	862
Red Hat (2)	57,000	3,973
ServiceNow (2)	52,200	3,880
Splunk (1)(2)	33,300	1,703
SS&C Technologies Holdings (1)	56,200	1,607
Tableau Software (2)	41,115	1,733
Tyler Technologies (2)	3,900	557
Ultimate Software Group (1)(2)	5,800	1,058
Workday (1)(2)	25,173	1,664
Zendesk (2)	19,700	418
		37,295
Total Information Technology		114,327
MATERIALS 5.3%		
Chemicals 2.8%		
Air Products & Chemicals	13,100	1,884
Ashland Global Holdings	20,700	2,262

Celanese, Series A	23,300	1,835
CF Industries (1)	40,600	1,278
NewMarket (1)	3,100	1,314
PolyOne	22,400	718
RPM	57,500	3,095
Sherwin-Williams	12,500	3,359
Valvoline (1)	48,700	1,047
		16,792
Construction Materials 1.0%		
Eagle Materials	10,200	1,005
Vulcan Materials	42,900	5,369
		6,374
Containers & Packaging 1.1%		
Ball	55,000	4,129
Sealed Air	51,000	2,312
		6,441
Metals & Mining 0.4%		
Carpenter Technology (1)	16,000	579
Compass Minerals (1)	10,100	791
Silver Wheaton (1)	50,100	968
		2,338
Total Materials		31,945
REAL ESTATE 3.6%		
Equity Real Estate Investment Trusts 3.2%		
American Campus Communities, REIT	23,000	1,145
Crown Castle International, REIT	45,400	3,939
CubeSmart, REIT	37,300	999
Equinix, REIT	12,990	4,643
Federal Realty Investment Trust, REIT	10,700	1,521

Software 0.1%		
Tanium, Series G, Acquisition Date: 8/26/15, Cost $985 (2)(3)(4)	198,465	944
		944
Total Information Technology		1,303
REAL ESTATE 0.2%		
Real Estate Management & Development 0.2%		
WeWork, Series D-1, Acquisition Date: 12/9/14 Cost $316 (2)(3)(4)	18,959	614
WeWork, Series D-2, Acquisition Date: 12/9/14 Cost $248 (2)(3)(4)	14,896	483
WeWork, Series E, Acquisition Date: 6/23/15 Cost $428 (2)(3)(4)	13,014	422
Total Real Estate		1,519
Total Convertible Preferred Stocks (Cost $3,016)		4,361
SHORT-TERM INVESTMENTS 0.6%		
Money Market Funds 0.6%		
T. Rowe Price Government Reserve Fund, 0.43% (5)(6)	3,744,180	3,744
Total Short-Term Investments (Cost $3,744)		3,744
SECURITIES LENDING COLLATERAL 12.4%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 12.4%		
Short-Term Funds 12.4%		
T. Rowe Price Short-Term Fund, 0.61% (5)(6)	7,458,242	74,582
Total Investments through Securities Lending Program with State Street Bank and Trust Company		74,582
Total Securities Lending Collateral (Cost $74,582)		74,582

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of mid-cap growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled less than $1,000 for the year ended December 31, 2016.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2016, totaled $(69,000) for the year ended December 31, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2016, the value of loaned securities was $71,796,000; the value of cash collateral and related investments was $74,582,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $161,745,000 and $112,642,000, respectively, for the year ended December 31, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to per-share rounding of distributions. For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2016 and December 31, 2015, were characterized for tax purposes as follows:

At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. During the year ended December 31, 2016, the fund utilized $263,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2016, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2016, expenses incurred pursuant to these service agreements were $67,000 for Price Associates; $532,000 for T. Rowe Price Services, Inc.; and $9,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$1,572,000 from short-term capital gains,

●	$4,769,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $4,026,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $3,919,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman
2009	of the Board, Mesa Biotech, a molecular diagnostic company
[187]	(March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present);
Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007
to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2003	present); Director and Advisory Board Member, Deutsche Bank
[187]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner and
[187]	operator of industrial properties; Chairman of the Board (2005 to
May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[187]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2003	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[187]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[187]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price; Chairman of the Board, Chief Investment Officer, Director, and
2013	Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe
[131]	Price Trust Company; Director, United Technologies (January 2016
to present)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Diversified Mid-Cap
Growth Fund	Principal Occupation(s)

Jason R. Adams (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Research Analyst, Caxton
Associates (to 2015)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Eric L. DeVilbiss, CFA (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Stephon A. Jackson, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Rouven J. Wool-Lewis, Ph.D. (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017